UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2011
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Alternate Energy Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-53451	20-5689191
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 E. Winding Creek Dr., Suite 150, Eagle, Idaho 83616
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 208-939-9311

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

Alternate Energy Holdings, Inc., a Nevada corporation (the “Company”), previously reported in its Current Report on Form 8-K dated November 24, 2010 (the “November 8-K”) that the Company entered into an investment agreement (the “Investment Agreement”) on November 22, 2010 with Centurion Private Equity, LLC, a Georgia limited liability company (the “Investor”), pursuant to which the Company had the right to issue shares of the Company’s common stock to the Investor and the Investor agreed to purchase from the Company, from time-to-time as provided in the Investment Agreement, up to an aggregate of one hundred and fifty million dollars ($150,000,000) of newly issued shares of the Company’s common stock upon the terms and conditions set forth in the Investment Agreement.  Furthermore, the Company has entered into a registration rights agreement, dated as of November 22, 2010 (the “Registration Rights Agreement”) with the Investor pursuant to which the Company agreed to register the shares of Common Stock issued pursuant to the Investment Agreement for resale.

The information included in Item 1.01 of the November 8-K is incorporated by reference to this Item 1.02.  The foregoing descriptions of the Investment Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Investment Agreement and the Registration Rights Agreement, which were filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference to this Item 1.02.

On June 13, 2011, the Company and the Investor agreed to terminate the Investment Agreement and the Registration Rights Agreement effective on June 13, 2011.  Further, the Investor agreed to return 1,000,000 shares of the company’s restricted common stock that had been issued to Investor in connection with the Investment Agreement.  The Corporation sought the termination of the Investment Agreement and the Registration Rights Agreement to allow it to pursue other sources of capital for the Corporation.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Termination Agreement dated June 13, 2011, between Alternate Energy Holdings, Inc. and Centurion Private Equity, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATE ENERGY HOLDINGS, INC

Date: June 17, 2011	By:	/s/ Donald L. Gillispie
Donald L. Gillispie
President, Chief Executive Officer and Director

Exhibit Index

Exhibit No.	Description

10.1	Termination Agreement dated June 13, 2011, between Alternate Energy Holdings, Inc. and Centurion Private Equity, LLC.

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